                                                                   EXHIBIT 10(D)

                                   FORM 11-K
                                 ANNUAL REPORT

                        PURSUANT TO SECTION 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

   (MARK ONE:)
     /X/      ANNUAL REPORT PURSUANT TO SECTION 15(D) OF THE
              SECURITIES AND EXCHANGE ACT OF 1934 (FEE REQUIRED)
              FOR THE FISCAL YEAR ENDED DECEMBER 31, 1994

     / /      TRANSACTION REPORT PURSUANT TO SECTION 15(D) OF THE
              SECURITIES EXCHANGE ACT OF 1934 (FEE REQUIRED)
              FOR THE TRANSITION PERIOD FROM           TO

COMMISSION FILE NUMBER: 1-4014

A. Full title of the plan and the address of the plan, if different from that of the issuer named below:

                      AMDEL INC. EMPLOYEE INVESTMENT PLAN

B. Name of issuer of the securities held pursuant to the plan and the address of its principal executive office:

                                   FINA, INC.
               (FORMERLY NAMED AMERICAN PETROFINA, INCORPORATED)
                                   FINA PLAZA
                           8350 N. CENTRAL EXPRESSWAY
                              DALLAS, TEXAS 75206

                      AMDEL INC. EMPLOYEE INVESTMENT PLAN

                FINANCIAL STATEMENTS AND SUPPLEMENTAL SCHEDULES

                           DECEMBER 31, 1994 AND 1993

                  (WITH INDEPENDENT AUDITORS' REPORT THEREON)

[KPMG PEAT MARWICK LLP LOGO]




                          INDEPENDENT AUDITORS' REPORT

The Plan Committee
Amdel Inc. Employee Investment Plan:

     We have audited the accompanying statements of net assets available for plan benefits of the Amdel Inc. Employee Investment Plan as of December 31, 1994 and 1993 and the related statements of changes in net assets available for plan benefits for the years then ended. These financial statements are the responsibility of the Plan's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the net assets available for plan benefits of the Amdel Inc. Employee Investment Plan as of December 31, 1994 and 1993, and the changes in net assets available for plan benefits for the years then ended in conformity with generally accepted accounting principles.

     Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental schedules of assets held for investment and reportable transactions are presented for the purpose of additional analysis and are not a required part of the basic financial statements but are supplementary information required by the Department of Labor's Rules and Regulations for Reporting and Disclosure under the Employee Retirement Income Security Act of 1974. The supplemental schedules have been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, are fairly stated in all material respects in relation to the basic financial statements taken as a whole.


                                            /s/ KPMG PEAT MARWICK LLP


Dallas, Texas
March 31, 1995



      Member Firm of
      Klynveld Peat Marwick Goerdeler

                      AMDEL INC. EMPLOYEE INVESTMENT PLAN

              STATEMENTS OF NET ASSETS AVAILABLE FOR PLAN BENEFITS
                           DECEMBER 31, 1994 AND 1993

                                                                                             TBC POOLED  RETIREMENT
                                                                 FINA, INC.   U.S. TREASURY   EMPLOYEE      MONEY       COMPANY
                                                       TOTAL    COMMON STOCK   OBLIGATIONS      FUND     MARKET FUND  FORFEITURES
                                                     ---------  ------------  -------------  ----------  -----------  -----------
December 31, 1994:
  Investments, at fair value:
    FINA, Inc., Class A common stock (4,755 shares;
      cost of $333,015)............................. $  325,123    325,123            --            --          --           --
    The Boston Company Intermediate Government
      Securities Fund (17,414 shares; cost of
      $224,171).....................................    207,050         --       207,050            --          --           --
    Money market investments........................  1,760,491      4,439            --     1,756,052          --           --
  Cash..............................................      7,601          1            --            --          --        7,600
  Interest receivable...............................      8,124         44            --         8,045          --           35
  Contributions receivable from employees...........     52,983      6,537         2,909        43,537          --           --
  Contributions receivable from employing
    companies.......................................     41,006      5,220         2,689        33,097          --           --
                                                     ---------- ------------  -------------  ----------  -----------  -----------
      Plan assets...................................  2,402,378    341,364       212,648     1,840,731          --        7,635
  Forfeitures available for future use..............     (7,635)         --            --            --          --       (7,635)
  Amounts due others................................     (4,678)    (4,386)          (31)         (261)         --           --
                                                     ---------- ------------  -------------  ----------  -----------  -----------
        Net assets available for plan benefits...... $2,390,065    336,978       212,617     1,840,470          --           --
                                                     ========== ============  =============  ==========  ===========  ===========
December 31, 1993:
  Investments, at fair value:
    FINA, Inc., Class A common stock (4,631 shares;
      cost of $320,833)............................. $  318,381    318,381            --            --          --           --
    The Boston Company Intermediate Government
      Securities Fund (14,458 shares; cost of
      $186,165).....................................    189,981         --       189,981            --          --           --
    Money market investments........................  1,605,572     11,200            --     1,587,053          --        7,319
  Cash..............................................        851         --           850             1          --           --
  Interest receivable...............................      4,369         36            --         4,319          --           14
  Contributions receivable from employees...........     49,688      6,378         2,730        40,580          --           --
  Contributions receivable from employing
    companies.......................................     38,941      5,169         2,527        31,245          --           --
                                                     ---------- ------------  -------------  ----------  -----------  -----------
      Plan assets...................................  2,207,783    341,164       196,088     1,663,198          --        7,333
  Forfeitures available for future use..............     (7,333)        --            --            --          --       (7,333)
  Amounts due others................................       (850)        --          (850)           --          --           --
                                                     ---------- ------------  -------------  ----------  -----------  -----------
        Net assets available for plan benefits...... $2,199,600    341,164       195,238     1,663,198          --           --
                                                     ========== ============  =============  ==========  ===========  ===========

                See accompanying notes to financial statements.

                      AMDEL INC. EMPLOYEE INVESTMENT PLAN

        STATEMENTS OF CHANGES IN NET ASSETS AVAILABLE FOR PLAN BENEFITS
                     YEARS ENDED DECEMBER 31, 1994 AND 1993

                                                                                            TBC POOLED  RETIREMENT
                                                                FINA, INC.   U.S. TREASURY   EMPLOYEE      MONEY        COMPANY
                                                      TOTAL    COMMON STOCK   OBLIGATIONS      FUND     MARKET FUND   FORFEITURES
                                                    ---------  ------------  -------------  ----------  -----------   -----------
Year ended December 31, 1994:
  Allotments and contributions:
    Basic allotments by employees.................. $  516,059     55,689        32,241       428,129           --           --
    Additional allotments by employees.............    150,557     24,304         3,829       122,424           --           --
    Contributions by employing companies...........    516,059     63,561        33,176       419,322           --           --
                                                    ---------- ------------  -------------  ----------  -----------   -----------
                                                     1,182,675    143,554        69,246       969,875           --           --
                                                    ---------- ------------  -------------  ----------  -----------   -----------
  Investment income (loss):
    Dividends......................................     24,936     14,117        10,819            --           --           --
    Interest.......................................     58,774         --            --        58,774           --           --
    Other expense..................................     (2,525)        --          (280)       (2,245)          --           --
    Net depreciation in fair values of
      investments..................................    (25,914)    (7,000)      (18,914)           --           --           --
                                                    ---------- ------------  -------------  ----------  -----------   -----------
                                                        55,271      7,117        (8,375)       56,529           --           --
                                                    ---------- ------------  -------------  ----------  -----------   -----------
  Withdrawals:
    In cash and in kind............................  1,047,481    154,782        43,052       849,647           --           --
    Forfeitures....................................         --         --            --            --           --           --
                                                    ---------- ------------  -------------  ----------  -----------   -----------
                                                     1,047,481    154,782        43,052       849,647           --           --
                                                    ---------- ------------  -------------  ----------  -----------   -----------
  Transfers among funds............................         --        (75)         (440)          515           --           --
                                                    ---------- ------------  -------------  ----------  -----------   -----------
        Net increase (decrease) in net assets
          available for plan benefits..............    190,465     (4,186)       17,379       177,272           --           --
  Net assets available for plan benefits:
    Beginning of year..............................  2,199,600    341,164       195,238     1,663,198           --           --
                                                    ---------- ------------  -------------  ----------  -----------   -----------
    End of year.................................... $2,390,065    336,978       212,617     1,840,470           --           --
                                                    ========== ============  =============  ==========  ===========   ===========
Year ended December 31, 1993:
  Allotments and contributions:
    Basic allotments by employees.................. $  489,501     51,975        31,963       405,563           --           --
    Additional allotments by employees.............    129,714     23,049         3,803       102,862           --           --
    Contributions by employing companies...........    501,496     72,252        32,141       397,103           --           --
                                                    ---------- ------------  -------------  ----------  -----------   -----------
                                                     1,120,711    147,276        67,907       905,528           --           --
                                                    ---------- ------------  -------------  ----------  -----------   -----------
  Investment income (loss):
    Dividends......................................     23,562     14,254         9,308            --           --           --
    Interest.......................................     40,784        249            --        40,535           --           --
    Other income (expense).........................     (7,595)     3,878            --       (11,473)          --           --
    Net appreciation in fair values of
      investments..................................     49,059     44,939         4,120            --           --           --
                                                    ---------- ------------  -------------  ----------  -----------   -----------
                                                       105,810     63,320        13,428        29,062           --           --
                                                    ---------- ------------  -------------  ----------  -----------   -----------
  Withdrawals:
    In cash and in kind............................    944,494    161,822        55,667       727,005           --           --
    Forfeitures....................................      7,250      2,020            --         5,230           --           --
                                                    ---------- ------------  -------------  ----------  -----------   -----------
                                                       951,744    163,842        55,667       732,235           --           --
                                                    ---------- ------------  -------------  ----------  -----------   -----------
  Transfers among funds............................         --         --            --     1,460,843   (1,460,843)          --
                                                    ---------- ------------  -------------  ----------  -----------   -----------
        Net increase (decrease) in net assets
          available for plan benefits..............    274,777     46,754        25,668     1,663,198   (1,460,843)          --
  Net assets available for plan benefits:
    Beginning of year..............................  1,924,823    294,410       169,570            --    1,460,843           --
                                                    ---------- ------------  -------------  ----------  -----------   -----------
    End of year.................................... $2,199,600    341,164       195,238     1,663,198           --           --
                                                    ========== ============  =============  ==========  ===========   ===========

                See accompanying notes to financial statements.

                      AMDEL INC. EMPLOYEE INVESTMENT PLAN

                         NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1994 AND 1993

(1) GENERAL AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  (a) General

     The Amdel Inc. Employee Investment Plan (the Plan) operates for the benefit of certain employees of American Petrofina Pipe Line Company and certain employees of Fina Oil and Chemical Company (FOCC), both of which are wholly-owned subsidiaries of FINA, Inc. and are hereafter referred to as "employing companies."

     The Plan is a defined contribution plan covering certain full-time employees of the employing companies who have completed six months of service. The Plan is subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended (ERISA). The following description of the Plan reflects all Plan amendments and is provided for general purposes only. Participants should refer to the Plan document for more complete information.

     The Plan is administered by the Committee appointed by and acting on behalf of the Board of Directors of FOCC. Pursuant to the Plan's trust agreement, an independent trustee (Trustee) maintains custody of the Plan's assets. The Boston Safe Deposit and Trust Company serves as the Trustee.

  (b) Basis of Presentation

     The accompanying financial statements of the Plan have been prepared on an accrual basis using fair values for investments. The fair values of investments are based on closing market quotations or listed redeemable values. Security transactions are recorded on a trade date basis.

  (c) Expenses Relating to Investment Securities

     Expenses relating to the purchase or sale of investment securities are added to the cost or deducted from the proceeds, respectively.

  (d) Expenses of Administering the Plan

     All costs and expenses incurred in administering the Plan, including the fees and expenses of the Trustee, the fees of its counsel and other administrative expenses, are the responsibility of the employing companies through June 30, 1994. Beginning July 1, 1994 all Trustee's and record keeping costs and expenses incurred in administering the Plan are the responsibility of the Plan's participants.

  (e) Contributions

     Participants may elect to contribute up to 10% of their basic compensation to the Plan. The employing company will contribute an amount equal to the lesser of the amount contributed by the participant or 5% of the participant's basic compensation. Employing company contributions are reduced by participants' forfeitures.

  (f) Investment Program and Vesting

     The Trustee of the Plan by law retains responsibility for the investments of the Plan. Consistent with the fiduciary standards of ERISA, safeguards are adhered to in protecting the interests of Plan participants and their beneficiaries.

     A participant may direct the proportions of his or her allotments, employer contributions, and any earnings received by the Trustee for his or her account into a money market fund, government securities fund, or the Class A common stock of FINA, Inc. In the absence of direction, all amounts will be held in cash

                      AMDEL INC. EMPLOYEE INVESTMENT PLAN
without interest. Participants become completely vested in contributions of the employing companies upon five years of service with the employing company.

     A description of such rights and provisions and an explanation of the treatment of forfeitures and other matters are contained in the Plan document.

     Participation in each investment option at December 31, 1994 and 1993 is presented below. The sum of participation by investment option is greater than the total number of Plan participants because participation is allowed in more than one option.

     A summary of participants by investment options follows:

                                                                             1994     1993
                                                                             ----     ----
    FINA, Inc. Class A common stock........................................   54       39
    Government securities fund.............................................   28       23
    Money market fund......................................................  230      108

  (g) Withdrawals

     A participant may withdraw securities and cash attributable to his or her allotments at any time. Withdrawal of any part of the amounts attributable to the employing companies' contributions, except on retirement under the Amdel Inc. Noncontributory Retirement Plan, death or disability, is contingent upon completion of five years of service. Any amounts not eligible for withdrawal due to employee termination are forfeited and applied to reduce subsequent employing companies' contributions. In certain circumstances, amounts forfeited may be restored to terminated employees who are subsequently reemployed provided they repay the amount previously withdrawn or distributed.

     Withdrawals in cash and in kind in the accompanying financial statements represent the fair value of the assets at date of distribution.

  (h) Form 5500 Reconciliation

     The net assets available for plan benefits and withdrawals reported in the Plan's Form 5500 are different from the corresponding amount reported in the accompanying financial statements by $752,554 and $47,611, respectively, as of and for the year ended December 31, 1994 and $800,165 and ($39,547), respectively, as of and for the year ended December 31, 1993. These differences relate to the classification of withdrawals currently payable to participants.

(2) FEDERAL INCOME TAXES

     The Plan has obtained from the Internal Revenue Service a determination letter indicating that the Plan qualifies under the provisions of Section 401(a) of the Internal Revenue Code and, accordingly, is exempt from Federal income taxes under Section 501(a). The United States Federal income tax status of the participants with respect to their contributions to the Plan is described in information submitted to the participants and subject to certain limitations.

     During 1994, a new Plan document was submitted to the Internal Revenue Service for determination of its exception of Federal Income taxes under section 501(a). A favorable determination letter is expected from the Internal Revenue Service for the new plan document.

(3) PLAN TERMINATION

     Although they have not expressed any intent to do so, the employing companies have the right under the Plan to discontinue their contributions at any time and to terminate the Plan subject to the provisions of ERISA. In the event of Plan termination, participants will become 100% vested in their accounts.

                                                                      SCHEDULE 1

                      AMDEL INC. EMPLOYEE INVESTMENT PLAN

         ITEM 27(A) -- SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES
                               DECEMBER 31, 1994

                                                                NUMBER OF                  CURRENT
IDENTITY OF MARKETABLE INVESTMENT  DESCRIPTION OF INVESTMENT   SHARES/UNITS     COST        VALUE
- --------------------------------- ---------------------------  ------------   ---------   ---------
                                                               (IN THOUSANDS EXCEPT PER SHARE/UNIT
                                                                             AMOUNTS)
FINA, Inc. Class A common
  stock.......................... Common Stock                      4,755     $  333,015   $ 325,123
The Boston Company Intermediate   Government Securities
  Government Securities Fund..... Fund                             17,414        224,171     207,050
TBC Inc. Pooled Employee Daily
  Liquidity Fund................. Money Market Fund             1,760,491      1,760,491   1,760,491
                                                                              ----------  ----------
                                                                              $2,317,677  $2,292,664
                                                                              ==========  ==========

                 See accompanying independent auditors' report.

                                                                      SCHEDULE 2

                      AMDEL INC. EMPLOYEE INVESTMENT PLAN

               ITEM 27(D) -- SCHEDULE OF REPORTABLE TRANSACTIONS
                          YEAR ENDED DECEMBER 31, 1994

                                                                                               CURRENT VALUE
                                                                                                OF ASSET ON
                                          NUMBER OF      PURCHASE     SELLING      COST OF      TRANSACTION     NET
         DESCRIPTION OF ASSET            TRANSACTIONS     PRICE        PRICE        ASSET          DATE        (LOSS)
- ---------------------------------------  ------------   ----------   ----------   ----------   -------------   ------
Purchases:
  FINA, Inc. Class A common stock......       15        $  134,236   $       --   $  134,236    $   134,236    $   --
  TBC Inc. Pooled Employee Daily
     Liquidity Fund....................       69         1,857,042           --    1,857,042      1,857,042        --
Sales:
  FINA, Inc. Class A common stock......        1                --       33,246       33,878         33,246      (632)
  TBC Inc. Pooled Employee Daily
     Liquidity Fund....................       44                --    1,694,523    1,694,523      1,694,523        --

                 See accompanying independent auditors' report.

[KPMG PEAT MARWICK LLP LOGO]




                        CONSENT OF INDEPENDENT AUDITORS

The Plan Committee
Amdel Inc. Employee Investment Plan:

     We consent to incorporation by reference in the Registration Statement (No. 2-49321) on Form S-8 of FINA, Inc. of our report dated March 31, 1995, relating to the statements of net assets available for plan benefits of the Amdel Inc. Employee Investment Plan as of December 31, 1994 and 1993, and the related statements of changes in net assets available for plan benefits for the years then ended, and the related supplemental schedules, which report appears in the December 31, 1994 annual report on Form 11-K of the Amdel Inc. Employee Investment Plan.


                                          /s/ KPMG PEAT MARWICK LLP
                                          KPMG Peat Marwick LLP

Dallas, Texas
March 31, 1995



    Member Firm of
    Klynveld Peat Marwick Goerdeler

                                   SIGNATURES

     The Plan. Pursuant to the requirements of the Securities Exchange Act of 1934, the trustees (or other persons who administer the employee benefit plan) have duly caused this annual report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                         AMDEL INC.
                                                  EMPLOYEE INVESTMENT PLAN



                                                     Cullen M. Godfrey
                                               Vice President, Secretary and
                                             General Counsel of the Registrant

Dated: April 25, 1995